Exhibit 99.1

EverQuote Announces Record Third Quarter 2024 Financial Results

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Revenue Exceeds 150% Year-Over-Year Growth to $144.5 million
●
Variable Marketing Margin Increases Over 125% Year-Over-Year to $43.9 million
●
Delivers Net Income of $11.6 million and Adjusted EBITDA of $18.8 million

CAMBRIDGE, Mass., November 4, 2024 (GLOBE NEWSWIRE) -- EverQuote, Inc. (Nasdaq: EVER), a leading online insurance marketplace, today announced financial results for the third quarter ended September 30, 2024.

“We delivered record third quarter results for revenue, Variable Marketing Margin, or VMM, and Adjusted EBITDA that once again exceeded the high-end of our guidance range,” said Jayme Mendal, CEO of EverQuote. “We continue to benefit from the auto industry recovery and strong execution. We are strategically investing into this strengthening demand environment, as we continue to effectively optimize our traffic operations, improve our AI-powered bidding solutions, and roll-out our next generation agent technology platform."

“Our record third quarter financial results and cash flow are evidence that we are emerging from the auto insurance downturn as a stronger company due to our ability to efficiently scale, drive strong operational leverage, and maintain disciplined expense management,” said Joseph Sanborn, CFO of EverQuote. “Looking ahead, we expect to build upon our strong performance this year, while judiciously investing to position ourselves as the leader in our industry.”

Third Quarter 2024 Highlights:

(Unless otherwise noted, all comparisons are relative to the third quarter of 2023).

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Total revenue of $144.5 million, an increase of 163%.
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Automotive insurance vertical revenue of $130.0 million, up 202%, and representing 90% of revenue.
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Home and renters insurance vertical revenue of $14.1 million, up 30% compared to $10.9 million.
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VMM increased to $43.9 million, compared to VMM of $19.4 million.
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GAAP net income improved to $11.6 million, compared to a GAAP net loss of $29.2 million.
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Adjusted EBITDA increased to $18.8 million, compared to an Adjusted EBITDA loss of $1.9 million.
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Cash flow from operations of $23.6 million, compared to cash flow from operations of ($4.1) million.
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Ended the quarter with $82.8 million in cash and cash equivalents, an increase of 36% from $60.9 million at the end of the second quarter of 2024.

Fourth Quarter 2024 Outlook:

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Revenue of $131.0 - $136.0 million, representing 140% year-over-year growth at the midpoint.
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Variable Marketing Margin of $38.0 - $40.0 million, representing 89% year-over-year growth at the midpoint.
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Adjusted EBITDA of $14.0 - $16.0 million, versus a loss of ($0.9) million in the prior year’s period.

With respect to the Company’s expectations under “Fourth Quarter 2024 Outlook” above, the Company has not reconciled the non-GAAP measure Adjusted EBITDA to the GAAP measure net income (loss) in this press release because the Company does not provide guidance for stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, interest income, and income taxes on a consistent basis as the Company is unable to quantify these amounts without unreasonable efforts, which would be required to include a reconciliation of Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its third quarter 2024 financial results at 4:30 p.m. Eastern Time today, November 4, 2024. To access the conference call, dial Toll Free: +1 (800) 715-9871 for the US, or +1 (646) 307-1963 for international callers, and provide conference ID 4210704. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2024, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7) risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing margin, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; and (16) the future trading prices of our Class A common stock.

About EverQuote

EverQuote operates a leading online insurance marketplace, connecting consumers with insurance providers. Our vision is to become the largest online source of insurance policies by using data, technology, and knowledgeable advisors to make insurance simpler, more affordable, and personalized.

For more information, visit https://investors.everquote.com and follow on LinkedIn.

Investor Relations Contact

Brinlea Johnson

The Blueshirt Group

(415) 489-2193

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(in thousands except per share)
Revenue	$144,530	$55,011	$352,735	$232,216
Cost and operating expenses(1):
Cost of revenue	5,450	6,150	15,502	17,467
Sales and marketing	111,794	46,505	273,491	195,537
Research and development	8,026	6,270	21,913	21,647
General and administrative	7,594	5,741	22,105	19,339
Restructuring and other charges	—	19,757	—	23,589
Acquisition-related costs	—	—	—	(150)
Total cost and operating expenses	132,864	84,423	333,011	277,429
Income (loss) from operations	11,666	(29,412)	19,724	(45,213)
Other income:
Interest income	554	411	1,396	869
Other income, net	53	20	154	5
Total other income, net	607	431	1,550	874
Income (loss) before income taxes	12,273	(28,981)	21,274	(44,339)
Income tax expense	(719)	(236)	(1,411)	(600)
Net income (loss)	$11,554	$(29,217)	$19,863	$(44,939)
Net income (loss) per share:
Basic	$0.33	$(0.87)	$0.57	$(1.36)
Diluted	$0.31	$(0.87)	$0.54	$(1.36)
Weighted average common shares outstanding:
Basic	35,234	33,549	34,845	33,146
Diluted	37,214	33,549	36,509	33,146

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(in thousands)
Cost of revenue	$51	$57	$129	$170
Sales and marketing	1,837	2,216	5,083	6,761
Research and development	1,342	1,820	4,080	6,479
General and administrative	2,216	1,386	6,012	4,585
Restructuring and other charges	—	165	—	1,288
	$5,446	$5,644	$15,304	$19,283

EVERQUOTE, INC.

BALANCE SHEET DATA

	September 30,	December 31,
	2024	2023
	(in thousands)
Cash and cash equivalents	$82,841	$37,956
Working capital	79,913	39,293
Total assets	180,539	110,925
Total liabilities	62,837	30,018
Total stockholders' equity	117,702	80,907

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$11,554	$(29,217)	$19,863	(44,939)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expense	1,618	2,251	4,117	5,121
Stock-based compensation expense	5,446	5,644	15,304	19,283
Loss on sale of health assets	—	19,388	—	19,388
Impairment of right-of-use asset	—	384	—	384
Change in fair value of contingent consideration liabilities	—	—	—	(150)
Provision for bad debt	8	(38)	16	186
Unrealized foreign currency transaction (gains) losses	59	(17)	56	(1)
Changes in operating assets and liabilities:
Accounts receivable	(219)	(63)	(27,079)	7,267
Prepaid expenses and other current assets	(1,002)	770	312	2,637
Commissions receivable, current and non-current	1,078	2,740	3,722	2,611
Operating lease right-of-use assets	590	632	1,842	2,006
Other assets	—	—	(291)	36
Accounts payable	5,220	(2,217)	29,703	(10,029)
Accrued expenses and other current liabilities	75	(3,791)	1,113	(3,522)
Deferred revenue	(120)	92	(93)	34
Operating lease liabilities	(693)	(705)	(2,153)	(2,348)
Net cash provided by (used in) operating activities	23,614	(4,147)	46,432	(2,036)
Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(1,489)	(966)	(3,111)	(2,988)
Proceeds from sale of health assets	—	13,194	—	13,194
Net cash provided by (used in) investing activities	(1,489)	12,228	(3,111)	10,206
Cash flows from financing activities:
Proceeds from exercise of stock options	288	—	2,902	340
Tax withholding payments related to net share settlement	(507)	(67)	(1,350)	(299)
Net cash provided by (used in) financing activities	(219)	(67)	1,552	41
Effect of exchange rate changes on cash, cash equivalents and restricted cash	16	(13)	12	3
Net increase in cash, cash equivalents and restricted cash	21,922	8,001	44,885	8,214
Cash, cash equivalents and restricted cash at beginning of period	60,919	31,048	37,956	30,835
Cash, cash equivalents and restricted cash at end of period	$82,841	$39,049	$82,841	$39,049

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended September 30,		Change
	2024	2023	%
	(in thousands)
Automotive	$130,005	$43,077	201.8%
Home and renters	14,142	10,889	29.9%
Other	383	1,045	-63.3%
Total revenue	$144,530	$55,011	162.7%

	Nine Months Ended September 30,		Change
	2024	2023	%
	(in thousands)
Automotive	$310,165	$182,520	69.9%
Home and renters	40,715	31,068	31.1%
Other	1,855	18,628	-90.0%
Total revenue	$352,735	$232,216	51.9%

Other financial and non-financial metrics:

	Three Months Ended September 30,		Change
	2024	2023	%
	(in thousands)
Income (loss) from operations	$11,666	$(29,412)	-139.7%
Net income (loss)	$11,554	$(29,217)	-139.5%
Variable marketing margin	$43,931	$19,368	126.8%
Adjusted EBITDA(1)	$18,783	$(1,905)	NM

	Nine Months Ended September 30,		Change
	2024	2023	%
	(in thousands)
Income (loss) from operations	$19,724	$(45,213)	-143.6%
Net income (loss)	$19,863	$(44,939)	-144.2%
Variable marketing margin	$111,204	$79,614	39.7%
Adjusted EBITDA(1)	$39,299	$1,347	NM

(1)	Adjusted EBITDA is a non-GAAP measure. Please see “EverQuote, Inc. Reconciliation of Non-GAAP Measures to GAAP” below for more information.

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; restructuring and other charges; acquisition-related costs; interest income; and income taxes. The most directly comparable GAAP measure is net income (loss). The Company monitors and presents Adjusted EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

The Company’s non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, other companies may use other measures to evaluate their performance, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(in thousands)
Net income (loss)	$11,554	$(29,217)	$19,863	$(44,939)
Stock-based compensation	5,446	5,479	15,304	17,995
Depreciation and amortization	1,618	2,251	4,117	5,121
Restructuring and other charges	—	19,757	—	23,589
Acquisition-related costs	—	—	—	(150)
Interest income	(554)	(411)	(1,396)	(869)
Income tax expense	719	236	1,411	600
Adjusted EBITDA	$18,783	$(1,905)	$39,299	$1,347